Risks and Uncertainties	12 Months Ended
Dec. 31, 2024
EBP 001
EBP, Risk and Uncertainty [Line Items]
Risks and Uncertainties

NOTE H - RISKS AND UNCERTAINTIES

The Plan invests in various investment securities. Investment securities are exposed to various risks, such as inflation, unemployment, interest rate, credit, and overall market volatility. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the participants’ account balances and the amounts reported in the Statements of Net Assets Available for Benefits.